SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

                              OAK ASSOCIATES FUNDS
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1)       Title of each class of securities to which transaction applies:

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    2)       Aggregate number of securities to which transaction applies:

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    3)       Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    4)       Proposed maximum aggregate value of transaction:

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    5)       Total fee paid:

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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)       Amount Previously Paid:

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    2)       Form, Schedule or Registration Statement No.:

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    3)       Filing Party:

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    4)       Date Filed:

                              OAK ASSOCIATES FUNDS

                          White Oak Select Growth Fund
                            Rock Oak Core Growth Fund
                          Pin Oak Aggressive Stock Fund
                            River Oak Discovery Fund
                         Red Oak Technology Select Fund
                       Black Oak Emerging Technology Fund
                          Live Oak Health Sciences Fund

                               101 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110
                            ________________________

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 1, 2007

         Notice is hereby given that a Special Meeting of Shareholders (the "Special Meeting") of Oak Associates Funds (the "Trust") will be held at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456, on August 1, 2007 at 1:30 p.m. Eastern Time. The Special Meeting is being called for the purpose of considering the proposal set forth below and to transact such other business as may be properly brought before the Special Meeting.

PROPOSAL:  To elect members of the Board of Trustees of the Trust.

         Only shareholders of the Trust at the close of business on May 25, 2007 are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

         Shareholders are cordially invited to attend the Special Meeting. Whether or not you expect to be present at the Special Meeting, please complete and promptly return the enclosed proxy card. A postage paid envelope is enclosed for your convenience so that you may return your proxy card as soon as possible. You may also vote easily and quickly by telephone or through the Internet as described in the enclosed proxy card. To do so, please follow the instructions included on your enclosed proxy card. It is most important and in your interest for you to vote so that a quorum will be present and a maximum number of shares may be voted.

         Shares represented by duly executed proxies will be voted in accordance with the instructions given. A shareholder may revoke a previously submitted proxy at any time prior to the Special Meeting by (i) a written revocation, which must be signed and include the shareholder's name and account number, received by the Secretary of the Trust at One Freedom Valley Drive, Oaks, Pennsylvania 19456; (ii) properly executing a later-dated proxy; or (iii) attending the Special Meeting and voting in person. In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting or any adjourned session(s) thereof.

                                          By Order of the Trustees,

                                          /S/ WILLIAM E. WHITE
                                          --------------------
                                          William E. White
                                          President

Dated: June 15, 2007

                              OAK ASSOCIATES FUNDS

                          White Oak Select Growth Fund
                            Rock Oak Core Growth Fund
                          Pin Oak Aggressive Stock Fund
                            River Oak Discovery Fund
                         Red Oak Technology Select Fund
                       Black Oak Emerging Technology Fund
                          Live Oak Health Sciences Fund

                               101 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110
                           __________________________

                                 PROXY STATEMENT
                           __________________________

                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 1, 2007

         This proxy statement is furnished by the Board of Trustees of Oak Associates Funds (the "Trust") and its portfolios (collectively, the "Funds") in connection with the solicitation of proxies for use at the special meeting of shareholders of the Trust to be held on August 1, 2007, at 1:30 p.m. Eastern Time, or at any adjournment thereof (the "Special Meeting"), at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. It is expected that the Notice of Special Meeting, this proxy statement, and a proxy card will be mailed to shareholders on or about June 15, 2007.

SUMMARY

         At the Special Meeting, all shareholders of the Trust's Funds, voting together, will be asked to vote to elect seven individuals to the Board of Trustees of the Trust, four of whom are currently members of the Trust's Board of Trustees. If you do not expect to be present at the Special Meeting and wish your shares to be voted, please vote your proxy card by mail, telephone or Internet allowing sufficient time for the proxy card to be received on or before the date of the Special Meeting. If your proxy card is properly returned by that date, shares represented by your proxy will be voted at the Special Meeting in accordance with your instructions. HOWEVER, IF NO INSTRUCTIONS ARE SPECIFIED ON THE PROXY WITH RESPECT TO THE PROPOSAL, THE PROXY WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS APPOINTED AS PROXIES UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. A shareholder may revoke a previously submitted proxy at any time prior to the Special Meeting by (i) a written revocation, which must be signed and include the shareholder's name and account number, received by the Secretary of the Trust at One Freedom Valley Drive, Oaks, Pennsylvania 19456;
(ii) properly executing a later-dated proxy; or (iii) attending the Special Meeting and voting in person

            The close of business on May 25, 2007 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting. Each full share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar (carried forward to two decimal places) of net asset value per share of a Fund held as of the close of business on the Record Date. Each fraction of a share will be entitled to a proportionate fractional vote.

         As of the Record Date, the Trust's net assets and the approximate number of shares outstanding were as follows:

---------------------------------------------------------------------- --------------------------- ---------------------------
FUND                                                                         NET ASSETS ($)            SHARES OUTSTANDING
---------------------------------------------------------------------- --------------------------- ---------------------------
White Oak Select Growth Fund                                           $434,195,440.15             12,184,645.52
---------------------------------------------------------------------- --------------------------- ---------------------------
Rock Oak Core Growth Fund                                              $7,499,079.99               648,498.15
---------------------------------------------------------------------- --------------------------- ---------------------------
Pin Oak Aggressive Stock Fund                                          $78,483,424.73              3,218,127.97
---------------------------------------------------------------------- --------------------------- ---------------------------
River Oak Discovery Fund                                               $6,705,111.52               521,713.92
---------------------------------------------------------------------- --------------------------- ---------------------------
Red Oak Technology Select Fund                                         $108,068,990.59             13,844,435.82
---------------------------------------------------------------------- --------------------------- ---------------------------
Black Oak Emerging Technology Fund                                     $35,156,674.61              14,365,491.02
---------------------------------------------------------------------- --------------------------- ---------------------------
Live Oak Health Sciences Fund                                          $21,899,863.15              1,821,198.28
---------------------------------------------------------------------- --------------------------- ---------------------------

EXPENSES

         The expenses of the Special Meeting will be borne proportionately by each Fund based on the assets of such Fund. The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers of the Trust. The Trust will also use Broadridge Financial Solutions, Inc., third party solicitor firm, for additional assistance with the solicitation of proxies. The Trust expects to pay approximately $20,000 to Broadridge Financial Solutions, Inc. for the solicitation of proxies. Persons holding shares as nominees will, upon request, be reimbursed by the Funds for their reasonable expenses incurred in sending soliciting materials to their principals.

         UPON REQUEST, THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE TRUST'S ANNUAL REPORT AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, TO A SHAREHOLDER. ANNUAL REPORTS AND SEMI-ANNUAL REPORTS MAY BE OBTAINED BY WRITING TO THE TRUST AT OAK ASSOCIATES FUNDS, P.O. BOX 219441, KANSAS CITY, MISSOURI 64121-9441 OR BY CALLING 1-888-462-5386.

                             DISCUSSION OF PROPOSAL
                             ----------------------

INTRODUCTION

         At the Special Meeting, it is proposed that seven individuals be elected as Trustees to the Board of the Trust to hold office until their successors are duly elected and qualified. Shareholders are being asked to elect James D. Oelschlager, John G. Stimpson, J. John Canon, Thomas E. Gretter, Pauline F. Ramig, Robert P. Stephans and Michael R. Shade (each, a "Nominee" and, collectively, the "Nominees") as Trustees of the Trust. Messrs. Oelschlager, Stimpson, Canon and Gretter are currently Trustees of the Trust (collectively, the "Current Trustees") and have been nominated for re-election. Ms. Ramig and Messrs. Stephans and Shade (each, a "Candidate" and, collectively, the "Candidates") are not currently Trustees of the Trust. FOR THE REASONS DISCUSSED BELOW, THE BOARD, INCLUDING EACH OF THE TRUST'S INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF ALL NOMINEES.

GENERAL INFORMATION

         The Trust's Board of Trustees currently consists of four Trustees, two of whom, Messrs. Canon and Gretter, are not "interested persons," as such term is defined under the Investment Company Act of 1940, as amended (the "1940 Act"), of the Trust (an "Independent Trustee"), and two of whom, Messrs. Oelschlager and Stimpson, are "interested persons," as such term is defined under the 1940 Act, of the Trust (an "Interested Trustee"). The Board has determined to increase its size to seven by adding each of the Candidates as a new Independent Trustee of the Trust.

         Of the Trust's current Board of Trustees, three have been elected by shareholder vote and one has been appointed by the Board. Messrs. Oelschlager, Stimpson and Canon were previously elected to the Trust's Board of Trustees by a vote of shareholders on May 12, 2000. Dr. Gretter was appointed to the Board on May 9, 2001. Section 16(a) of the 1940 Act generally requires the trustees of an investment company be elected by shareholder vote. Section 16(a) provides, however, that trustees may be appointed by the Board without the election by shareholders if, immediately after such appointment, at least two-thirds of the trustees then holding office have been elected by shareholders. If the three Candidates were appointed to the Board, immediately following such appointment only three of seven, or forty-three percent (43%), of the Board would be elected by shareholder vote, thus failing to meet the two-thirds requirement. Therefore, shareholder approval is required to add the Candidates to the Board of Trustees. Accordingly, the Board has determined that it would be in the best interests of shareholders to call a special meeting at this time and recommend the election by shareholders of each Nominee.

         On May 2, 2007, the Nominating Committee of the Trust met and considered the nomination of the Candidates. Ms. Ramig, Mr. Stephans and Mr. Shade were identified and recommended to the Trust's Nominating Committee by Mr. Stimpson, an Interested Trustee of the Trust, Mr. Canon, an Independent Trustee of the Trust, and Mr. Oelschlager, an Interested Trustee of the Trust and the Chairman of the Trust's Board of Trustees, respectively. Based on the Committee's review and evaluation of each Candidate's experience and qualifications, and the potential benefits to the Trust of adding new, qualified Independent Trustees who could add depth and breadth to the Board, the Committee nominated the Candidates to be presented to the Board of the Trust. The Committee also considered and evaluated the Current Trustees and determined to nominate the Current Trustees to be presented to the Board of the Trust to continue to serve as Trustees of the Trust. At a meeting on the same day, the Board of the Trust fixed the size of the Board at seven and approved the nomination of each of the Nominees to serve as a Trustee of the Trust, subject to approval of his or her election by shareholders, as required under the 1940 Act, and recommended to shareholders that they approve the Nominees as Trustees of the Trust.

         If approved by shareholders at the Special Meeting, the Current Trustees will continue to serve as members of the Board of Trustees of the Trust. If approved by shareholders at the Special Meeting, the Candidates will begin serving as members of the Board of Trustees of the Trust immediately following the Special Meeting.

         Each of the Nominees has consented to being named in this proxy statement and serving as a Trustee if elected. The Trust knows of no reason why any Nominee would be unable or unwilling to serve if elected.

INFORMATION REGARDING NOMINEES

         The table below provides basic information about each Nominee. The mailing address for each Nominee is Oak Associates, ltd., 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333.

------------------- -------------- ------------------- --------------------- --------------- --------------------------------
                                                                               NUMBER OF
                                                                                FUNDS IN
                                                                                 FUND
                                                           PRINCIPAL            COMPLEX
                     POSITION(S)    TERM OF OFFICE(1)    OCCUPATION(S)           TO BE
  NAME AND            HELD WITH      AND LENGTH OF       DURING PAST 5          OVERSEEN          OTHER DIRECTORSHIPS HELD
    AGE               THE TRUST       TIME SERVED           YEARS              BY NOMINEE                BY NOMINEE
------------------- -------------- ------------------- --------------------- --------------- --------------------------------
NOMINEES FOR RE-ELECTION AS INTERESTED TRUSTEES (CURRENTLY SERVE AS INTERESTED TRUSTEES)
------------------- -------------- ------------------- --------------------- --------------- --------------------------------
James D.            Trustee,       Since 2000          Managing Member,            7                      None
Oelschlager(2)      Chairman of                        President, Chief
                    the Board of                       Investment Officer
Age: 64             Trustees                           and Founder of Oak
                                                       Associates, ltd.
                                                       since 1985.
------------------- -------------- ------------------- --------------------- --------------- --------------------------------
John G.             Trustee        Since 2000          Retired since 1993.         7                      None
Stimpson(3)

Age: 65
------------------- -------------- ------------------- --------------------- --------------- --------------------------------
NOMINEES FOR RE-ELECTION AS INDEPENDENT TRUSTEES (CURRENTLY SERVE AS INDEPENDENT TRUSTEES)
------------------- -------------- ------------------- --------------------- --------------- --------------------------------
J. John Canon       Trustee        Since 2000          Director, Secretary         7                      None
                                                       and Treasurer of
Age: 72                                                Amigos de Vino Inc.
                                                       (winery) since July
                                                       2003; Director,
                                                       Proconex (process
                                                       control equipment)
                                                       from 1985 to June
                                                       2007.
------------------- -------------- ------------------- --------------------- --------------- --------------------------------
Thomas E.           Trustee        Since 2001          Physician,                  7                      None
Gretter, M.D.                                          Cleveland Clinic
                                                       (health care) since
Age: 72                                                1966.
------------------- -------------- ------------------- --------------------- --------------- --------------------------------
NOMINEES FOR ELECTION AS NEW INDEPENDENT TRUSTEES (CURRENTLY A CANDIDATE)
------------------- -------------- ------------------- --------------------- --------------- --------------------------------
Pauline F. Ramig    None           N/A                 Self-employed               7                      None
                                                       financial planner
Age: 66                                                since 1992.

------------------- -------------- ------------------- --------------------- --------------- --------------------------------
Robert P. Stephans  None           N/A                 Accountant,                 7                      None
                                                       Stephans, Kun &
Age: 64                                                Co., P.C.
                                                       (accounting firm)
                                                       since 1987.
------------------- -------------- ------------------- --------------------- --------------- --------------------------------

------------------- -------------- ------------------- --------------------- --------------- --------------------------------
                                                                               NUMBER OF
                                                                                FUNDS IN
                                                                                 FUND
                                                           PRINCIPAL            COMPLEX
                     POSITION(S)    TERM OF OFFICE(1)    OCCUPATION(S)           TO BE
  NAME AND            HELD WITH      AND LENGTH OF       DURING PAST 5          OVERSEEN          OTHER DIRECTORSHIPS HELD
    AGE               THE TRUST       TIME SERVED           YEARS              BY NOMINEE                BY NOMINEE
------------------- -------------- ------------------- --------------------- --------------- --------------------------------
Michael R. Shade    None           N/A                 Attorney, Shade and         7                      None
                                                       Shade Partnership
Age: 58                                                (law firm) since
                                                       1979.
------------------- -------------- ------------------- --------------------- --------------- --------------------------------

(1) Because the Trust does not hold regular annual shareholder meetings, each Nominee, if elected, will hold office until the earlier of his or her resignation or his or her successor is duly appointed or elected and qualified.

(2) Mr. Oelschlager is considered an Interested Trustee by virtue of his controlling ownership interest in Oak Associates, ltd., the investment adviser to the Trust (the "Adviser").

(3) Mr. Stimpson is considered an Interested Trustee because of his family relationship with an employee of the Adviser.

COMPENSATION OF TRUSTEES AND OFFICERS

         Interested Trustees and officers of the Trust do not receive any direct compensation from the Trust. Each Independent Trustee receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with attendance at Board and committee meetings) from the Trust. Payment of such fees and expenses is allocated between each respective Fund. If elected, Ms. Ramig, Mr. Stephans and Mr. Shade would be entitled to receive compensation from the Trust for serving as Independent Trustees, including reimbursement for reasonable expenses incurred in attending meetings.

         The chart below provides information about the total compensation accrued and payable to the Independent Trustees by the Trust and the Fund Complex for the Trust's most recently completed fiscal year, October 31, 2006. The Trust is the only investment company in the "Fund Complex."

------------------------- ------------------ ----------------------------- ---------------------- -----------------------------
                                                  PENSION OR RETIREMENT           ESTIMATED           TOTAL COMPENSATION
                              AGGREGATE            BENEFITS ACCRUED AS         ANNUAL BENEFITS        FROM THE TRUST AND
          NAME              COMPENSATION          PART OF FUND EXPENSES        UPON RETIREMENT           FUND COMPLEX
------------------------- ------------------ ----------------------------- ---------------------- -----------------------------
     J. John Canon             $38,000                   N/A                        N/A                     $38,000
------------------------- ------------------ ----------------------------- ---------------------- -----------------------------
   Thomas E. Gretter           $38,000                   N/A                        N/A                     $38,000
------------------------- ------------------ ----------------------------- ---------------------- -----------------------------

OWNERSHIP OF FUND SECURITIES

         The table below shows the dollar range of equity securities beneficially owned by each Nominee, as of April 30, 2007, in each Fund of the Trust and all registered investment companies to be overseen by such Nominee in the Trust's "family of investment companies," which, as of the date of this Proxy Statement, included the seven Funds of the Trust.

------------------------------ -------------------------------------------------------- -------------------------------------
                                                                                              AGGREGATE DOLLAR RANGE OF
                                                                                           EQUITY SECURITIES IN ALL FUNDS
                                                                                            TO BE OVERSEEN BY NOMINEE IN
                                          DOLLAR RANGE OF EQUITY SECURITIES IN                  FAMILY OF INVESTMENT
       NAME OF NOMINEE                         EACH FUND OF THE TRUST                                COMPANIES
------------------------------ -------------------------------------------------------- -------------------------------------
NOMINEES FOR INTERESTED TRUSTEES:
------------------------------ -------------------------------------------------------- -------------------------------------
James D. Oelschlager                       Over $100,000 (White Oak Fund)                          Over $100,000
                                            Over $100,000 (Rock Oak Fund)
                                            Over $100,000 (Pin Oak Fund)
                                           Over $100,000 (Black Oak Fund)
                                            Over $100,000 (Live Oak Fund)
                                            Over $100,000 (Red Oak Fund)
                                           Over $100,000 (River Oak Fund)
------------------------------ -------------------------------------------------------- -------------------------------------
John G. Stimpson                            Over $100,000 (Rock Oak Fund)                          Over $100,000
                                         $50,001 - $100,000 (River Oak Fund)
------------------------------ -------------------------------------------------------- -------------------------------------
NOMINEES FOR INDEPENDENT TRUSTEES:
------------------------------ -------------------------------------------------------- -------------------------------------
J. John Canon                              Over $100,000 (White Oak Fund)                          Over $100,000
                                            Over $100,000 (Rock Oak Fund)
                                            Over $100,000 (Pin Oak Fund)
                                           Over $100,000 (Black Oak Fund)
                                         $50,001 - $100,000 (Live Oak Fund)
------------------------------ -------------------------------------------------------- -------------------------------------
Thomas E. Gretter                         $10,001 - $50,000 (White Oak Fund)                     $50,001 - $100,000
                                           $1 - $10,000 (Rock Oak Fund)
                                          $10,001 - $50,000 (Pin Oak Fund)
                                           $10,001 - $50,000 (Red Oak Fund)
                                            $1 - $10,000 (Black Oak Fund)
                                            $1 - $10,000 (Live Oak Fund)
------------------------------ -------------------------------------------------------- -------------------------------------
Pauline F. Ramig                                        None                                            None
------------------------------ -------------------------------------------------------- -------------------------------------
Robert P. Stephans                                      None                                            None
------------------------------ -------------------------------------------------------- -------------------------------------
Michael R. Shade                         $10,001 - $50,000 (White Oak Fund)                      $50,001 - $100,000
                                             $1- $10,000 (Rock Oak Fund)
                                          $10,001 - $50,000 (Pin Oak Fund)
                                         $10,001 - $50,000 (Black Oak Fund)
                                          $10,001 - $50,000 (Live Oak Fund)
                                          $10,001 - $50,000 (Red Oak Fund)
                                            $1- $10,000 (River Oak Fund)
------------------------------ -------------------------------------------------------- -------------------------------------

MEETINGS AND COMMITTEES OF THE BOARD OF TRUSTEES

         MEETINGS OF THE BOARD OF TRUSTEES. During the Trust's most recently completed fiscal year, the Board of Trustees met 4 times. The Trust does not have a policy with respect to the Trustees' attendance at meetings, but as a matter of practice all of the Trustees attend the Trust's Board meetings (in-person or by telephone) to the extent possible. None of the Trustees attended fewer than 75% of the aggregate amount of meetings of the Board and Board committees for which they were eligible to attend.

         AUDIT COMMITTEE. The Trust's Board of Trustees has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Trust's Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent registered public accountants and whether to terminate this relationship; reviewing the independent registered public accountants' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by the Trust's independent registered public accountants to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accountant and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accountants' opinion, any related management letter, management's responses to recommendations made by the independent registered public accountants in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent registered public accountants that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accountants and the Trust's senior internal accounting executive, if any, the independent registered public accountants' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent registered public accountants, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Canon and Gretter currently serve as members of the Audit Committee. Mr. Canon serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met twice in the most recently completed fiscal year.

         NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the Independent Trustees of the Trust. The Nominating Committee has adopted a charter, a copy of which is attached hereto as Exhibit A. The principal responsibilities of the Nominating Committee are to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office at 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333. As of the date of this Proxy Statement, the Nominating Committee has not adopted specific minimum qualifications that the Committee believes a candidate must meet before being considered for Board membership. Messrs. Canon and Gretter currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed fiscal year.

         FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Independent Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. The Fair Value Pricing Committee meets periodically, as necessary, and did not meet in the most recently completed fiscal year. Messrs. Canon, White and Kleinschmidt and Mmes. Manna, Rosala and Tan, an employee of the Adviser, serve as members of the Fair Value Pricing Committee.

COMMUNICATIONS WITH THE BOARD

         Shareholders wishing to submit written communications to the Board should send their communications to the Secretary of the Trust at One Freedom Valley Drive, Oaks, Pennsylvania 19456. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

VOTING REQUIREMENT FOR SHAREHOLDER APPROVAL OF THE ELECTION OF TRUSTEES

         At the Special Meeting, it is proposed that the seven Nominees be elected as Trustees of the Trust to hold office until their successors are duly elected and qualified. The election of a Nominee as a Trustee of the Trust requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that a quorum is present, in person or by proxy, at the Special Meeting. IF YOU RETURN YOUR PROXY BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" ALL NOMINEES NAMED HEREIN. If the Nominees are not approved by shareholders of the Trust, the current Board of Trustees will remain in place and will consider alternative nominations.

       THE BOARD OF TRUSTEES, INCLUDING THE TRUST'S INDEPENDENT TRUSTEES,
        UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES

                             ADDITIONAL INFORMATION

EXECUTIVE OFFICERS OF THE TRUST

         Information about the Trust's current principal executive officers is set forth below. The mailing address of each officer, except Mr. White and Mmes. Noll and Manna, is One Freedom Valley Drive, Oaks, Pennsylvania 19456. The mailing address for Mr. White and Mmes. Noll and Manna is 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333.

-------------------------- -------------------- ------------------ -----------------------------------------------------
                                                     TERM OF
                                                  OFFICE(1) AND
                            POSITION(S) WITH     LENGTH OF TIME
      NAME AND AGE              THE TRUST            SERVED          PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
-------------------------- -------------------- ------------------ -----------------------------------------------------
William E. White           President            Since 2000         Mutual Fund Product Manager of Oak Associates, ltd.
                                                                   since 1997.
Age:  42
-------------------------- -------------------- ------------------ -----------------------------------------------------
Eric Kleinschmidt          Treasurer and        Since 2005         Director of SEI Investments Fund Accounting since
                           Chief Financial                         2004, after serving as a Manager from 1999 to 2004.
Age: 39                    Officer
-------------------------- -------------------- ------------------ -----------------------------------------------------
Sandra H. Noll             Chief Compliance     Since 2004         Director of Client Services at Oak Associates, ltd.
                           Officer, Vice                           since 1998 and Compliance Officer of Oak
Age: 43                    President and                           Associates, ltd. since 1994.
                           Assistant Secretary
-------------------------- -------------------- ------------------ -----------------------------------------------------
Sofia A. Rosala            Vice President and   Since 2005         Vice President and Assistant Secretary of SEI
                           Secretary                               Investments Management Corporation ("SIMC") and SEI
Age: 33                                                            Investments Global Funds Services (the "Administrator")
                                                                   since 2005.  Compliance Officer at SEI Investments
                                                                   from 2001 to 2004.  Account and Product Consultant
                                                                   at SEI Private Trust Company from 1998 to 2001.
-------------------------- -------------------- ------------------ -----------------------------------------------------
Timothy D. Barto           Vice President and   Since 2000         General Counsel and Secretary of SIMC and the
                           Assistant Secretary                     Administrator since 2004.  Vice President of SIMC
Age: 39                                                            and the Administrator since 1999.  Vice President
                                                                   and Assistant Secretary of SEI Investments since
                                                                   2001.  Assistant Secretary of SIMC, the
                                                                   Administrator and SEI Investments Distribution Co.
                                                                   (the "Distributor") and Vice President of the
                                                                   Distributor from 1999 to 2003.
-------------------------- -------------------- ------------------ -----------------------------------------------------
Leslie Manna               Vice President and   Since 2000         Mutual Fund Coordinator at Oak Associates, ltd.
                           Assistant Secretary                     since 1995.
Age: 45
-------------------------- -------------------- ------------------ -----------------------------------------------------
James Ndiaye               Vice President and   Since 2004         Vice President and Assistant Secretary of SIMC
                           Assistant Secretary                     since 2005.  Vice President at Deutsche Asset
Age: 38                                                            Management from 2003 to 2004.  Associate at Morgan,
                                                                   Lewis & Bockius LLP from 2000 to 2003.  Assistant
                                                                   Vice President at ING Variable Annuities Group from
                                                                   1999 to 2000.
-------------------------- -------------------- ------------------ -----------------------------------------------------
Michael Pang               Vice President and   Since 2005         Vice President and Assistant Secretary of SIMC
                           Assistant Secretary                     since 2005.  Counsel for Caledonian Bank & Trust's
Age: 35                                                            Mutual Funds Group for the year of 2004.  Counsel
                                                                   at Permal Asset Management from 2001 to 2004.
                                                                   Associate for Schulte, Roth & Zabel's Investment
                                                                   Management Group from 2000 to 2001.
-------------------------- -------------------- ------------------ -----------------------------------------------------

(1) The officers of the Trust hold office for a one year term and until their respective successors are chosen and qualified, or, in each case, until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with the Trust's By-Laws.

TRUSTEE AND OFFICER FUND OWNERSHIP

         The chart below shows the number of shares of each Fund beneficially owned by each Director and officer of the Trust and the Candidates as of the Record Date. Except as provided below, each of the Directors and officers of the Trust and each of the Candidates owned less than 1% of the outstanding shares of each Fund as of the Record Date.

NAME                   NAME OF FUND                            AMOUNT OF SHARES    PERCENT OF FUND'S OUTSTANDING SHARES
----                   ------------                            -----------------   ------------------------------------
James D. Oelschlager   Red Oak Technology Select Fund          415,405.4950        4.00%

                       Black Oak Emerging Technology Fund      1,310,136.2600      10.09%

                       Live Oak Health Sciences Fund           307,624.0620        16.89%

                       White Oak Select Growth Fund            94,168.384          1.17%

                       Pin Oak Aggressive Stock Fund           147,418.409         6.10%

                       Rock Oak Core Growth Fund               252,074.6890        38.88%

                       River Oak Discovery Fund                244,032.5560        46.77%


INVESTMENT ADVISER

         Oak Associates, ltd. (the "Adviser"), located at 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333, acts as the investment adviser to the Trust.

DISTRIBUTOR AND PRINCIPAL UNDERWRITER

         SEI Investments Distribution Co., located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, acts as the distributor of the Trust.

ADMINISTRATOR

         SEI Investments Global Funds Services, located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, acts as the administrator of the Trust.

5% SHAREHOLDERS

         As of the Record Date, the following persons were the only persons who were record owners or, to the knowledge of the Trust, were beneficial owners of 5% or more of each Fund's outstanding shares. Except for Mr. and Mrs. Oelschlager, the Trust believes that most of the shares referred to below were held by the below persons in accounts for their fiduciary, agency, or custodial customers.

--------------------------------- ----------------------------------------------- ---------------------- --------------------------
                                                                                                            PERCENTAGE OF
                                                                                        NUMBER OF        FUND'S OUTSTANDING
          NAME OF FUND                   NAME AND ADDRESS OF SHAREHOLDER              SHARES OWNED             SHARES
--------------------------------- ----------------------------------------------- ---------------------- --------------------------
Red Oak Technology Select Fund    National Financial Services Corp.               4,228,102.7510         30.58%
                                  For the Exclusive Benefit of Our Customers
                                  Attn Glenford Luke Earl Tyrrel
                                  200 Liberty St
                                  1 World Fin Ctr.
                                  New York, NY 10281
--------------------------------- ----------------------------------------------- ---------------------- --------------------------
                                  Charles Schwab & Co Inc.                        2,143,780.5940         15.50%
                                  Attn Mutual Funds / Team S
                                  9601 E Panorama Circle
                                  Mailstop Den2-02-011
                                  Englewood, CO 80112-3441
--------------------------------- ----------------------------------------------- ---------------------- --------------------------

--------------------------------- ----------------------------------------------- ---------------------- --------------------------
                                                                                                            PERCENTAGE OF
                                                                                        NUMBER OF        FUND'S OUTSTANDING
          NAME OF FUND                   NAME AND ADDRESS OF SHAREHOLDER              SHARES OWNED             SHARES
--------------------------------- ----------------------------------------------- ---------------------- --------------------------
                                  Ameritrade Inc.                                 807,353.0670           5.84%
                                  For the Exclusive Benefit of Our Customers
                                  PO Box 226
                                  Omaha, NE 68103-226
--------------------------------- ----------------------------------------------- ---------------------- --------------------------
Black Oak Emerging Technology     National Financial Services Corp.               2,278,488.5260         15.88%
  Fund                            For the Exclusive Benefit of Our Customers
                                  Attn Glenford Luke Earl Tyrrel
                                  200 Liberty St.
                                  1 World Fin Ctr.
                                  New York, NY 10281
--------------------------------- ----------------------------------------------- ---------------------- --------------------------
                                  Charles Schwab & Co Inc.                        1,614,945.6920         11.25%
                                  Attn Mutual Funds / Team S
                                  9601 E Panorama Circle
                                  Mailstop Den2-02-011
                                  Englewood, CO 80112-3441
--------------------------------- ----------------------------------------------- ---------------------- --------------------------
                                  James D Oelschlager TR                          786,251.7440           5.48%
                                  U/A DTD 11/17/1983
                                  James D Oelschlager
                                  3875 Embassy Parkway
                                  Suite 250
                                  Akron, OH 44333
--------------------------------- ----------------------------------------------- ---------------------- --------------------------
                                  Ameritrade Inc.                                 741,532.7030           5.17%
                                  For the Exclusive Benefit of Our Customers
                                  PO Box 226
                                  Omaha, NE 68103-226
--------------------------------- ----------------------------------------------- ---------------------- --------------------------
Live Oak Health Sciences Fund     James D Oelschlager TR                          199,929.5710           10.98%
                                  U/A DTD 11/17/1983
                                  James D Oelschlager
                                  3875 Embassy Parkway
                                  Suite 250
                                  Akron, OH 44333
--------------------------------- ----------------------------------------------- ---------------------- --------------------------
                                  Charles Schwab & Co Inc.                        197,976.5520           10.87%
                                  Attn Mutual Funds / Team S
                                  9601 E Panorama Circle
                                  Mailstop Den2-02-011
                                  Englewood, CO 80112-3441
--------------------------------- ----------------------------------------------- ---------------------- --------------------------
                                  National Financial Services Corp.               134,771.2760           7.40 %
                                  For the Exclusive Benefit of Our Customers
                                  Attn Glenford Luke Earl Tyrrel
                                  200 Liberty St.
                                  1 World Fin Ctr.
                                  New York, NY 10281
--------------------------------- ----------------------------------------------- ---------------------- --------------------------
                                  Ameritrade Inc.                                 122,746.0250           6.74 %
                                  For the Exclusive Benefit of Our Customers
                                  Po Box 226
                                  Omaha, NE 68103-226
--------------------------------- ----------------------------------------------- ---------------------- --------------------------

--------------------------------- ----------------------------------------------- ---------------------- --------------------------
                                                                                                            PERCENTAGE OF
                                                                                        NUMBER OF        FUND'S OUTSTANDING
          NAME OF FUND                   NAME AND ADDRESS OF SHAREHOLDER              SHARES OWNED             SHARES
--------------------------------- ----------------------------------------------- ---------------------- --------------------------
                                  Vanita B Oelschlager TR                         107,694.4910           5.91%
                                  U/A DTD 3/27/1990
                                  Vanita B Oelschlager
                                  3875 Embassy Parkway
                                  Suite 250
                                  Akron, OH 44333
--------------------------------- ----------------------------------------------- ---------------------- --------------------------
White Oak Select Growth Fund      Charles Schwab & Co Inc.                        2,969,163.8780         24.39%
                                  Attn Mutual Funds / Team S
                                  9601 E Panorama Circle
                                  Mailstop Den2-02-011
                                  Englewood, CO 80112-3441
--------------------------------- ----------------------------------------------- ---------------------- --------------------------
                                  National Financial Services Corp.               2,925,943.7550         24.03%
                                  For the Exclusive Benefit of Our Customers
                                  Attn Glenford Luke Earl Tyrrel
                                  200 Liberty St.
                                  1 World Fin Ctr.
                                  New York, NY 10281
--------------------------------- ----------------------------------------------- ---------------------- --------------------------
Pin Oak Aggressive Stock Fund     National Financial Services Corp.               675,399.9810           21.02%
                                  For the Exclusive Benefit of Our Customers
                                  Attn Glenford Luke Earl Tyrrel
                                  200 Liberty St.
                                  1 World Fin Ctr.
                                  New York, NY 10281
--------------------------------- ----------------------------------------------- ---------------------- --------------------------
                                  Charles Schwab & Co Inc.                        556,181.8740           17.31%
                                  Attn Mutual Funds / Team S
                                  9601 E Panorama Circle
                                  Mailstop Den2-02-011
                                  Englewood, CO 80112-3441
--------------------------------- ----------------------------------------------- ---------------------- --------------------------
Rock Oak Core Growth Fund         James D Oelschlager TR                          127,074.6890           19.60%
                                  U/A DTD 11/17/1983
                                  James D Oelschlager
                                  3875 Embassy Parkway
                                  Suite 250
                                  Akron, OH 44333
--------------------------------- ----------------------------------------------- ---------------------- --------------------------
                                  Vanita B Oelschlager TR                         125,000                19.28%
                                  U/A DTD 3/27/1990
                                  Vanita B Oelschlager
                                  3875 Embassy Parkway
                                  Suite 250
                                  Akron, OH 44333
--------------------------------- ----------------------------------------------- ---------------------- --------------------------
                                  Charles Schwab & Co Inc.                        66,847.7360            10.31%
                                  Attn Mutual Funds / Team S
                                  9601 E Panorama Circle
                                  Mailstop Den2-02-011
                                  Englewood, CO 80112-3441
--------------------------------- ----------------------------------------------- ---------------------- --------------------------

--------------------------------- ----------------------------------------------- ---------------------- --------------------------
                                                                                                            PERCENTAGE OF
                                                                                        NUMBER OF        FUND'S OUTSTANDING
          NAME OF FUND                   NAME AND ADDRESS OF SHAREHOLDER              SHARES OWNED             SHARES
--------------------------------- ----------------------------------------------- ---------------------- --------------------------
                                  National Financial Services Corp.               36,252.8390            5.59%
                                  For the Exclusive Benefit of Our Customers
                                  Attn Glenford Luke Earl Tyrrel
                                  200 Liberty St.
                                  1 World Fin Ctr.
                                  New York, NY 10281
--------------------------------- ----------------------------------------------- ---------------------- --------------------------
River Oak Discovery Fund          James D Oelschlager TR                          139,944.2490           26.82%
                                  U/A DTD 11/17/1983
                                  James D Oelschlager
                                  3875 Embassy Parkway
                                  Suite 250
                                  Akron, OH 44333
--------------------------------- ----------------------------------------------- ---------------------- --------------------------
                                  Vanita B Oelschlager TR                         104,088.3070           19.95%
                                  U/A DTD 3/27/1990
                                  Vanita B Oelschlager
                                  3875 Embassy Parkway
                                  Suite 250
                                  Akron, OH 44333
--------------------------------- ----------------------------------------------- ---------------------- --------------------------

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         KPMG LLP ("KPMG") serves as the independent registered public accounting firm for the Trust. Representatives of KPMG are not expected to be present at the Special Meeting, but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

         AUDIT FEES. Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG for the audit of the Trust's annual financial statements and services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for those years.

                    OCTOBER 31, 2006          OCTOBER 31, 2005
                    ----------------          ----------------
                        $110,500                  $104,000

         AUDIT-RELATED FEES. There were no fees billed to the Trust in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Trust's financial statements and are not reported under "Audit Fees" above (together, "Audit-Related Services"). With respect to engagements that related directly to the operations or financial reporting of the Trust, there were no fees billed by KPMG for Audit-Related Services to the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Trust (together referred to herein as "Affiliated Service Providers") for each of the last two fiscal years.

         TAX FEES. There were no fees billed to the Trust in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice and tax planning (together, "Tax-Related Services"). With respect to engagements that related directly to the operations or financial reporting of the Trust, there were no fees billed by KPMG for Tax-Related Services to the Adviser or the Affiliated Service Providers for each of the last two fiscal years.

         ALL OTHER FEES. There were no fees billed to the Trust in each of the last two fiscal years for other products and services by KPMG, other than the services reported above (together, "Other Fees"). With respect to engagements that related directly to the operations or financial reporting of the Trust, KPMG did not bill the Adviser or the Affiliated Service Providers for Other Fees in each of the last two fiscal years.

         AGGREGATE NON-AUDIT FEES. There were no non-audit fees billed by KPMG to the Trust, the Adviser or the Affiliated Service Providers in each of the last two fiscal years.

         AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. As of the date of this Proxy Statement, the Audit Committee has not adopted pre-approval policies and procedures. As a result, all services provided by KPMG must be directly pre-approved by the Audit Committee.

         BOARD CONSIDERATION OF NON-AUDIT SERVICES. During the past two fiscal years, KPMG did not report to the Audit Committee the existence of any non-audit services that were provided to the Trust, the Adviser or the Affiliated Service Providers.

SUBMISSION OF SHAREHOLDER PROPOSALS

         The Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. As such, the Trust is not required to, and does not, have annual meetings. Nonetheless, the Board of Trustees may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. The Board of Trustees will give consideration to shareholder suggestions as to nominees for the Board of Trustees, as discussed above under the heading "Nominating Committee." Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

QUORUM, VOTING AND OTHER MATTERS

         In order to act upon the proposal, a quorum is required to be present at the Special Meeting. A majority in interest of the shares entitled to vote on the proposal shall constitute a quorum for the transaction of business at the Special Meeting. Any lesser number, however, shall be sufficient for adjournments. A "majority in interest" means 50.1% or more of total votes represented by all shares entitled to vote and present at the Special Meeting either in person or by proxy.

         Abstentions and "broker non-votes" will not be counted for or against the proposal but will be counted for purposes of determining whether a quorum is present. The Trust believes that brokers who hold shares as record owners for beneficial owners have the authority under the rules of the various stock exchanges to vote those shares with respect to the proposal when they have not received instructions from beneficial owners.

         No business other than the matter described above is expected to come before the Special Meeting, but should any matter incident to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Trust.

ADJOURNMENT

         In the event that sufficient votes in favor of the proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting for a period or periods to permit further solicitation of proxies with respect to the proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. Abstentions and "broker non-votes" will not be counted for or against such proposal to adjourn. The persons named as proxies will vote in favor of adjournments with respect to the proposal those proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. The Trust will bear the costs of any additional solicitation and any adjourned sessions.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.

                                   By Order of the Trustees,

                                   /S/ WILLIAM E. WHITE
                                   --------------------
                                   William E. White
                                   President
Dated:  June 15, 2007

                                    EXHIBIT A

                              OAK ASSOCIATES FUNDS

                          NOMINATING COMMITTEE CHARTER

THE COMMITTEE

The Nominating Committee (the "Committee") is a committee of, and established by, the Board of Trustees (the "Board") of Oak Associates Funds (the "Trust"). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of "Independent Trustees." For purposes of this Charter, Independent Trustees shall mean members of the Board who are not interested persons of the Trusts as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

BOARD NOMINATIONS AND FUNCTIONS.

         1. The Committee shall select and nominate all persons to serve as Independent Trustees. The Committee shall evaluate candidates' qualifications for Board membership and the independence of such candidates from the investment advisers and other principal service providers for the funds of the Trusts. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, E.G., business, financial or family relationships with investment advisers or service providers.

         2. The Committee also shall evaluate the qualifications of and make recommendations for "interested" Trustee candidates to the Board.

         3. The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

         4. The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the applicable Trust's offices. The Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

COMMITTEE NOMINATIONS AND FUNCTIONS.

         1. The Committee has the authority to make recommendations to the full Board for nomination for membership on any committees of the Board.

         2. The Committee is responsible for the adoption and administration of any policy for retirement from Board membership.

         3. The Committee has the authority to review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

         4. The Committee shall, on an annual basis or at least as often as is required by law, review the performance of the Board. The Committee may invite any or all Interested Trustees or others to participate in such reviews as it deems appropriate.

OTHER POWERS AND RESPONSIBILITIES.

         1. The Committee shall meet at least once each year or more frequently in open or executive sessions. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

         2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the applicable Fund or Trust.

         3. The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

         4. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the applicable Trust's by-laws. In the event of any inconsistency between this Charter and a Trust's organizational documents, the provisions of the Trust's organizational documents shall govern.

         5. The Committee shall review this Charter as appropriate and recommend any changes to the full Board.

         6. The Committee shall elect one of its members to serve as Chairman, who shall serve until another Chairman is elected.

TO VOTE BY INTERNET
1) Read the Proxy Statement.
2) Go to www.proxyweb.com.
3) Follow the on-line instructions.

TO VOTE BY TELEPHONE
1) Read the Proxy Statement.
2) Call 1-888-221-0697.
3) Follow the recorded instructions.

TO VOTE BY MAIL
1) Read the Proxy Statement.
2) Check the appropriate box on the reverse side.
3) Sign, date and return the Proxy Card in the envelope provided.

IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD.



                              OAK ASSOCIATES FUNDS

                    PROXY FOR THE MEETING OF SHAREHOLDERS OF

                          WHITE OAK SELECT GROWTH FUND
                            ROCK OAK CORE GROWTH FUND
                          PIN OAK AGGRESSIVE STOCK FUND
                            RIVER OAK DISCOVERY FUND
                         RED OAK TECHNOLOGY SELECT FUND
                       BLACK OAK EMERGING TECHNOLOGY FUND
                          LIVE OAK HEALTH SCIENCES FUND


This proxy is solicited by the Board of Trustees of Oak Associates Funds (the "Trust"). It is for your use in voting to elect Trustees for the Trust and each of its portfolios, the White Oak Select Growth Fund, Rock Oak Core Growth Fund, Pin Oak Aggressive Stock Fund, River Oak Discovery Fund, Red Oak Technology Select Fund, Black Oak Emerging Technology Fund and Live Oak Health Sciences Fund.

The undersigned shareholder(s) of the Trust, revoking previous proxies, hereby appoint(s) James Ndiaye and Michael Pang, and each of them (with full power of substitution), the proxies of the undersigned to attend the Meeting of Shareholders to be held on August 1, 2007, at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456, at 1:30 p.m., Eastern time, and any adjournments thereof (the "Meeting"), upon any other matter that may properly come before the Meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. IF YOU SIGN THE PROXY WITHOUT OTHERWISE INDICATING A VOTE ON THE PROPOSAL, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED BELOW. AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING, THE SHARES WILL BE VOTED BY THE PROXIES IN ACCORDANCE WITH THEIR JUDGMENT. The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement.
Date:                      , 2007
       --------------------

IMPORTANT: PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.


--------------------------------------
Signature(s) (Title(s), if applicable)

Please print and sign exactly as your name(s) appear on this card to authorize the voting of your shares. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. For joint accounts, each joint owner must sign.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHICH UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES LISTED BELOW.

PROPOSAL 1.       TO ELECT MEMBERS OF THE BOARD OF TRUSTEES OF THE TRUST


     FOR ALL [  ]           WITHHOLD ALL [  ]            FOR ALL EXCEPT* [  ]

Nominees for Independent Trustee:
(01) J. John Canon, (02) Thomas E. Gretter, (03) Pauline F. Ramig, (04) Robert
P. Stephans and (05) Michael R. Shade.

Nominees for Interested Trustee:
(06) James D. Oelschlager and (07) John G. Stimpson



_______________________________________________________________________
* INSTRUCTION: To withhold authority to vote for one or more individual nominees, write the name(s) of such nominee(s) above:


           PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY
                          USING THE ENCLOSED ENVELOPE.
             NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.